Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated April 7, 2015

to

Prospectus dated February 6, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated February 6, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 38 of the Prospectus before you decide to invest in shares of our common stock.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Advisory Fees” by adding the following after the third sentence of the first paragraph thereof:

FSIC III Advisor has agreed, effective one year following the completion of our offering stage, to waive a portion of the base management fee so that the fee received equals 1.75% of our average weekly gross assets.

Fees and Expenses

This supplement supplements and amends the section of the Prospectus entitled “Fees and Expenses—Stockholder Transaction Expenses” by adding the following after the fourth sentence of footnote 4 to the table included therein:

In addition, FSIC III Advisor has agreed, effective one year following the completion of our offering stage, to waive a portion of the base management fee so that the fee received equals 1.75% of our average weekly gross assets.

Compensation of the Dealer Manager and the Investment Adviser

This supplement supplements and amends the section of the Prospectus entitled “Compensation of the Dealer Manager and the Investment Adviser” by adding the following after the first sentence under “Investment Adviser Fees—Base management fee” to the table included therein:

FSIC III Advisor has agreed, effective one year following the completion of our offering stage, to waive a portion of the base management fee so that the fee received equals 1.75% of our average weekly gross assets.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Obligations” by adding the following after the second sentence of the first paragraph thereof:

FSIC III Advisor has agreed, effective one year following the completion of our offering stage, to waive a portion of the base management fee so that the fee received equals 1.75% of our average weekly gross assets.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions—Compensation of the Investment Adviser and its Affiliates” by adding the following after the first sentence of the first paragraph thereof:

FSIC III Advisor has agreed, effective one year following the completion of our offering stage, to waive a portion of the base management fee so that the fee received equals 1.75% of our average weekly gross assets.

Investment Objectives and Strategy

This supplement amends the section of the Prospectus entitled “Investment Objectives and Strategy—Operating and Regulatory Structure” by deleting in its entirety the second sentence of the fourth paragraph of such section.

This supplement supplements and amends the section of the Prospectus entitled “Investment Objectives and Strategy—Staffing” by replacing the sole paragraph of such section in its entirety with the following:

We do not currently have any employees. Each of our executive officers is a principal, officer or employee of FSIC III Advisor, which manages and oversees our investment operations. In the future, FSIC III Advisor may retain additional investment personnel based upon its needs. See “Investment Advisory and Administrative Services Agreement.”

Management

Effective April 1, 2015, our board of directors appointed Mr. James F. Volk as our chief compliance officer. Mr. Volk replaces Mr. Salvatore Faia, who had served as our chief compliance officer since December 2013 pursuant to an agreement with Vigilant Compliance, LLC.

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers—Executive Officers” by deleting Salvatore Faia from the table in such section and adding the following information for James F. Volk to such table:

NAME	AGE	POSITIONS HELD
James F. Volk	52	Chief Compliance Officer

This supplement supplements and amends the section of the Prospectus entitled “Management—Board of Directors and Executive Officers—Executive Officers Who are Not Directors” by replacing the first two paragraphs of such section in their entirety with the following:

James F. Volk has served as our chief compliance officer since April 2015 and has served as senior vice president of fund compliance for Franklin Square Holdings since October 2014. Prior to joining Franklin Square Holdings, Mr. Volk was the chief compliance officer, chief accounting officer and head of traditional fund operations at SEI Investment Company’s Investment Manager Services market unit. Mr. Volk was also formerly the assistant chief accountant at the SEC’s Division of Investment Management and a senior manager for PricewaterhouseCoopers. Effective April 1, 2015, Mr. Volk was also appointed as the chief compliance officer of FS Investment Corporation, FS Investment Corporation II, FS Energy and Power Fund, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds. Mr. Volk graduated from the University of Delaware with a B.S. in Accounting and is an active Certified Public Accountant.

Investment Advisory and Administrative Services Agreement

This supplement supplements and amends the section of the Prospectus entitled “Investment Advisory and Administrative Services Agreement—Overview of FSIC III Advisor—Base Management Fee” by adding the following after the first sentence of the first paragraph thereof:

FSIC III Advisor has agreed, effective one year following the completion of our offering stage, to waive a portion of the base management fee so that the fee received equals 1.75% of our average weekly gross assets.